About the presentation of our financial statements	12 Months Ended
Dec. 31, 2024
Disclosure of initial application of standards or interpretations [abstract]
About the presentation of our financial statements	About the presentation of our consolidated
financial statements
All financial statement values are presented in US dollars (USD) and rounded to the nearest million (US$m), unless otherwise stated.
Where applicable, comparatives have been adjusted to measure or present them on the same basis as current-year figures.
Our financial statements for the year ended 31 December 2024 were authorised for issue in accordance with a Directors’ resolution on
19 February 2025.
The basis of preparation
The financial information included in the financial statements for the year ended 31 December 2024, and for the related comparative periods, has been prepared:
–under the historical cost convention, as modified by the
revaluation of certain financial instruments, the impact of fair value hedge accounting on the hedged items and the accounting for post-employment assets and obligations
–on a going concern basis, management has prepared detailed
cash flow forecasts for at least 12 months and has updated life-of-
mine plan models with longer-term cash flow projections, which demonstrate that we will have sufficient cash, other liquid
resources and undrawn credit facilities to enable us to meet our obligations as they fall due
–to meet international accounting standards as issued by the
International Accounting Standards Board (IASB) and interpretations issued from time to time by the IFRS Interpretations Committee (IFRS
IC), which are mandatory at 31 December 2024.
The above accounting standards and interpretations are collectively referred to as “IFRS” in this report and contain the principles we use to create our accounting policies. Where necessary, adjustments are made to the locally reported assets, liabilities, and results of subsidiaries, joint arrangements and associates to align their accounting policies with ours for consistent reporting.
The basis of consolidation
The financial statements consolidate the accounts of Rio Tinto plc and
Rio Tinto Limited (together “the Companies”) and their respective subsidiaries (together “the Rio Tinto Group”, “the Group”, “we”, “our”)
and include the Group’s share of joint arrangements and associates.
We consolidate subsidiaries where either of the companies controls the entity. Control exists where either of the companies has: power over the entities, that is, existing rights that give it the current ability to direct the relevant activities of the entities (those that significantly affect the companies’ returns); exposure, or rights, to variable returns from its involvement with the entities; and the ability to use its power to affect those returns. A list of principal subsidiaries is shown in note
30.
A joint arrangement is an arrangement in which 2 or more parties have joint control. Joint control is the contractually agreed sharing of control such that decisions about the relevant activities of the arrangement
(those that significantly affect the companies’ returns) require the unanimous consent of the parties sharing control. We have 2 types of joint arrangements: joint operations (JOs) and joint ventures (JVs). A JO is a joint arrangement in which the parties that share joint control have rights to the assets and obligations for the liabilities relating to the arrangement. This includes situations where the parties benefit from the joint activity through a share of the output, rather than by receiving a share of the results of trading. For our JOs, we recognise: our share of assets and liabilities; revenue from the sale of our share of the output and our share of any revenue generated from the sale of the output by the JO; and its share of expenses. All such amounts are measured in accordance with the terms of the arrangement, which is usually in proportion to our interest in the JO. These amounts are recorded in our financial statements on the appropriate lines. Our principal JOs are shown in note 31. A JV is a joint arrangement in which the parties that share joint control have rights to the net assets of the arrangement. JVs are accounted for using the equity accounting method.
An associate is an entity over which we have significant influence.
Significant influence is presumed to exist where there is neither control nor joint control and the Group has over 20% of the voting rights, unless it can be clearly demonstrated that this is not the case.
Significant influence can arise where we hold less than 20% of the voting rights if we have the power to participate in the financial and operating policy decisions affecting the entity. It also includes situations of collective control.
We use the term “equity accounted units” (EAUs) to refer to
associates and JVs collectively. Under the equity accounting method, the investment is recorded initially at cost to the Group, including any goodwill on acquisition. In subsequent periods, the carrying amount of the investment is adjusted to reflect the Group’s share of the EAUs’
retained post-acquisition profit or loss and other comprehensive income. Our principal JVs and associates are shown in note 32.
In some cases, we participate in unincorporated arrangements and have rights to our share of the assets and obligations for our share of the liabilities of the arrangement rather than a right to a net return, but we do not share joint control. In such cases, we account for these arrangements in the same way as our joint operations, with all such amounts measured in accordance with the terms of the arrangement, which is usually in proportion to our interest in the arrangement.
All intragroup transactions and balances are elimMateriality
Our Directors consider information to be material if correcting a misstatement, omission or obscuring could, in the light of surrounding circumstances, reasonably be expected to change the judgement of a reasonable person relying on the financial statements. The Group considers both quantitative and qualitative factors in determining whether information is material; the concept of materiality is therefore not driven purely by numerical values.
When considering the potential materiality of information, management makes an initial quantitative assessment using thresholds based on estimates of profit before taxation; for the year ended 31 December 2024 the quantitative threshold was US$700 million. However, other considerations can result in a determination that lower values are material or, occasionally, that higher values are immaterial. These considerations include whether a misstatement, omission or obscuring: masks a change or trend in key performance indicators; causes reported key metrics to change from a positive to a negative value or vice versa; affects compliance with regulatory requirements or other contractual requirements; could result in an increase to management’s compensation; or might conceal an unlawful transaction.
In assessing materiality, management also applies judgement based on its understanding of the business and its internal and external financial statement users. The assessment will consider user expectations of numerical and narrative reporting. Sources used in making this assessment would include, for example: published analyst consensus measures, experience gained in formal and informal dialogue with users (including regulatory correspondence), and peer group benchmarking.
Summary of key judgements or other relevant judgements made in applying the accounting policies
The preparation of the financial statements requires management to use judgement in applying accounting policies and in making critical accounting estimates.
These judgements and estimates are based on management’s best knowledge of the relevant facts and circumstances, having regard to previous experience, but actual results may differ materially from the amounts included in the financial statements. Areas of judgement in the application of accounting policies that have the most significant effect on the amounts recognised in the financial statements and key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are noted below. Further information is contained in the notes to the financial statements.
Summarised below are the key judgements that we have taken in the application of the Group’s accounting policies for 2024 and how they compare to the prior year. Taking a different judgement over these matters could lead to a material impact on the 2024 financial statements.
More detail on the judgement can be found in the respective notes.

Key judgements	2024	2023	Context
Indicators of impairment and impairment reversals (note 4)	✓	✓
Various cash-generating units of the Group that have been impaired or tested for impairment in previous years, are at higher risk of impairment charge or reversal in the future due to carrying value and recoverable amounts being similar.  Whilst we monitor all assets for impairment, these assets are monitored more closely for indicators of further impairment or impairment reversal as such adjustments would likely be material to our results.

Deferral of stripping costs (note 13)	✓	✓
The deferral of stripping costs is a key judgement in open-pit mining operations as it impacts the amortisation base for these costs, calculated on a units of production basis; this involves determining whether multiple pits are considered separate or integrated operations, which in turn influences the classification of stripping activities as pre-production or production phase. This judgement relies on various factors that are based on the unique characteristics and circumstances of each mine.

Estimation of asset lives (note 13)	✓	✓
The useful lives of major assets are often linked to the life of the orebody they relate to, which is in turn based on the life-of-mine plan. Where the major assets are not dependent on the life of a related orebody, management applies judgement in estimating the remaining service potential of long-lived assets.
The accuracy of estimating these useful lives is essential for determining the appropriate allocation of costs over time, reflecting the consumption of the asset’s economic benefits.

Close-down, restoration and environmental obligations (note 14)	✓	✓
Significant judgement is required to assess the possible extent of closure rehabilitation work needed to fulfil the Group’s legal, statutory, and constructive obligations, along with other commitments to stakeholders. This involves leveraging our experience in evaluating available options and techniques to meet these obligations, associated costs and their likely timing and, crucially, determining when that estimate is sufficiently reliable to make or adjust a closure provision.

Key sources of estimation uncertainty
We define key sources of estimation uncertainty as accounting estimates that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year. We summarise below the most significant items and the rationale for their identification. Relevant sensitivities are included within the indicated financial statement notes.

Key accounting estimates	2024	2023	Context
Estimation of the close- down, restoration and environmental cost obligations (note 14)	✓	✓
Close-down, restoration and environmental obligations are based on cash flow projections derived from studies that incorporate planned rehabilitation activities, cost estimates and discounting for the time value. Closure studies are performed to a rolling schedule with increased frequency and engineering accuracy for sites approaching end of life. Information from these studies can result in a material change to the associated provisions. During the year, the most significant closure provision updates related to a number of sites across the Pilbara. The provisions are based on reforecast cash flows, these are subject to further study which could result in material adjustment in the near term.

Estimation of obligations for post-employment costs (note 28)	✓	✓
The value of the Group’s obligations for post-employment benefits is dependent on the amount of benefits that are expected to be paid out, discounted to the balance sheet date. There is significant estimation uncertainty pertaining to the most significant assumptions used in accounting for pension plans, namely the discount rate, the long-term inflation rate and mortality rates.

Renewable power purchase agreements accounted for as derivatives (note 24)	✓	0
A discounted cash flow methodology is used to determine the fair value of the derivative.
Key inputs into the valuation model include forward electricity price curves, which are used to forecast future floating cash flows, estimated electricity generation and credit-adjusted discount rates. Long-term forward electricity prices are a source of a significant estimation uncertainty as they are not readily available and may be impacted by renewable market developments, which are presently unknown.

Currency

Other relevant judgements - identification of functional currency
We present our financial statements in USD, as that presentation currency most reliably reflects the global business performance of the
Group as a whole.
The functional currency for each subsidiary, unincorporated arrangement, joint operation and equity accounted unit is the currency of the primary economic environment in which it operates. For businesses that reside in developed economies, the functional currency is generally the currency of the country in which it operates because of the dominance of locally incurred costs. If the business resides in an emerging economy, the USD is generally identified to be the functional currency as a higher proportion of costs, particularly imported goods and services, are agreed and paid in USD, in common with other international investors. Determination of functional currency involves judgement, and other companies may make different judgements based on similar facts.
The determination of functional currency affects the measurement of non-current assets included in the balance sheet and, as a consequence, the depreciation and amortisation of those assets included in the income statement. It also impacts exchange gains and losses included in the income statement and in equity. We also apply judgement in determining whether settlement of certain intragroup loans is neither planned nor likely in the foreseeable future and, therefore, whether the associated exchange gains and losses can be taken to equity. During 2024, A$15,717 million (2023:
A$15,102 million) of intragroup loans continued to meet these criteria; associated exchange gains and losses are taken to equity.

On consolidation, income statement items for each entity are translated from the functional currency into USD at the full-year average rate of exchange, except for material one-off transactions, which are translated at the rate prevailing on the transaction date. Balance sheet items are translated into USD at period-end exchange rates.
Exchange differences arising on the translation of the net assets of entities with functional currencies other than USD are recognised directly in the currency translation reserve. These translation differences are shown in the statement of comprehensive income, with the exception of the translation adjustment relating to Rio Tinto Limited’s share capital, which is shown in the statement of changes in equity.
Where an intragroup balance is, in substance, part of the Group’s net investment in an entity, exchange gains and losses on that balance are taken to the currency translation reserve.
Except as noted above, or where exchange differences are deferred as part of a cash flow hedge, all other differences are charged or credited to the income statement in the year in which they arise.
The principal exchange rates used in the preparation of the financial statements were:

	Full-year average			Year-end
One unit of local currency buys the following number of USD	2024	2023	2022	2024	2023	2022
Pound sterling	1.28	1.24	1.24	1.25	1.28	1.21
Australian dollar	0.66	0.66	0.69	0.62	0.69	0.68
Canadian dollar	0.73	0.74	0.77	0.70	0.76	0.74
Euro	1.08	1.08	1.05	1.04	1.11	1.07
South African rand	0.055	0.054	0.061	0.053	0.054	0.059
Ore Reserves and Mineral Resources
A Mineral Resource is a concentration or occurrence of solid material of economic interest in or on the Earth’s crust in such form, grade (or quality), and quantity that there are reasonable prospects for eventual economic extraction. An Ore Reserve is the economically mineable part of a measured or indicated Mineral Resource.
The estimation of Ore Reserves and Mineral Resources requires judgement to interpret available geological data and subsequently to select an appropriate mining method and then to establish an extraction schedule. At least annually, the Qualified Persons of the
Group (according to the Australasian Code for Reporting of
Exploration Results, Mineral Resources and Ore Reserves (the JORC
Code)), estimate Ore Reserves and Mineral Resources using
assumptions such as:
–available geological data
–expected future commodity prices and demand
–exchange rates
–production costs
–transport costs
–close-down and restoration costs
–recovery rates
–discount rates
–renewal of mining licences
With regard to our future commodity price assumptions, to calculate our Ore Reserves and Mineral Resources for our filing on the
Australian Securities Exchange and London Stock Exchange, we use
prices generated by our Strategy and Economics team. For this Form
20-F, we use consensus price or historical pricing and comply with subpart 1300 of Regulation S-K (SK-1300), instead of with the JORC
Code.
We use judgement as to when to include Mineral Resources in
accounting estimates, for example, the use of Mineral Resources in our depreciation policy as described in note 13 and in the
determination of the date of closure as described in note 14.
There are many uncertainties in the estimation process and
assumptions that are valid at the time of estimation may change significantly when new information becomes available. New
geological or economic data or unforeseen operational issues may change estimates of Ore Reserves and Mineral Resources. This could cause material adjustments in our financial statements to:
–depreciation and amortisation rates
–carrying values of intangible assets and property, plant and equipment
–deferred stripping costs
–provisions for close-down and restoration costs
–recovery of deferred tax assets.
Impact of climate change on the Group
The impacts of climate change and the execution of our climate change strategy on our financial statements are discussed below.
Strategy and approach to climate change
In 2021, we put the low-carbon transition at the heart of our business strategy, setting a clear pathway to deliver long-term value as well as ambitious targets to decarbonise our business.
Our target to reduce our net Scope 1 and 2 emissions by 15% by
2025, 50% by 2030 and to reach net zero emissions by 2050, all relative to our 2018 equity baseline, remains unchanged.  We have now reduced gross operational emissions by 14% below our 2018 levels; and have a pipeline of projects and committed investments that support our 2030 target. Our gross emissions reductions are expected to be at least 40% by 2030, and the use of carbon credits towards our target will be limited to 10% of our 2018 baseline. While there is no universal standard for determining the alignment of targets with the Paris Agreement goals, we concluded that our Scope 1 and 2 target for 2030 was aligned with efforts to limit warming to 1.5°C when we set it in 2021. To reduce our decarbonisation footprint we focus on renewable electricity, transitioning from diesel and our processing emissions. Nature-based solutions (NbS) and carbon credits
complement our decarbonisation activities. To accelerate these activities, in 2023 we established the Rio Tinto Energy and Climate
Team led by our Chief Decarbonisation Officer. To deliver our decarbonisation target, we estimate that we will require around
US$5 billion to US$6 billion in capital investment between 2022 to
2030, unchanged from the prior year. This includes voluntary carbon credits and investment in NbS projects but excludes the cost of carbon credits bought for compliance purposes.
Our approach to addressing Scope 3 emissions is to engage with our customers on climate change and work with them to develop and scale up the technologies to decarbonise steel and aluminium production.
Our forecast growth capital expenditure captures new growth
opportunities with a focus on materials that are expected to see strong demand growth from the low-carbon transition. This includes our investments in Simandou, Matalco, Rincon, Oyu Tolgoi and the recent agreement to acquire Arcadium Lithium plc. Our budget for central greenfield exploration mainly focuses on copper with a growing battery materials program.
Decarbonisation investment is derived from the Group’s capital allocation framework and aligned to our 2025 and 2030 Scope 1 and
2 emissions targets. Decarbonisation investment decisions are made under a dedicated evaluation framework, which includes
consideration of the value of the investment and its impact on the cost base, the level of abatement, the maturity of the technology, the competitiveness of the asset and its policy context, and alternative options on the pathway to net zero. Projects are also assessed against our approach to a just transition, with consideration of the impact on employees, local communities, and industry.
Scenarios
We use scenarios to identify and assess climate-related risks and opportunities that may affect our business in the medium to long term.
We do not undertake climate modelling ourselves, rather we
determine the approximate temperature outcomes in 2100 by
comparing the emissions pathways to 2050 in each of our scenarios with the Shared Socio-Economic Pathways set out in the
Intergovernmental Panel on Climate Change Sixth Assessment
Report. We also consider the carbon budgets associated with
different temperature outcomes. Our scenario approach is reviewed every year as part of our Group strategy engagement with the Board.
This year, we updated the scenario framework used to assess the resilience of our business under different transition-related scenarios.
Our Conviction scenario is now our central case.  In the prior year, our central case comprised the Competitive Leadership and Fragmented
Leadership scenarios. The Conviction scenario underlies strategic planning and portfolio investment decisions across the Group, is used in commodity price forecasts, valuation models, reserves and resources determination, and in determining estimates for assets and liabilities in our financial statements. In the prior year, our central case comprised the Competitive Leadership and Fragmented Leadership
scenarios. In this scenario, countries will decarbonise at a moderate pace, real gross domestic product (GDP) grows at 2.5% between
2023-2050, but energy intensity of GDP reduces approximately 2.7%
per year due to sectoral shifts and greater efficiency. In Conviction, climate policies become more ambitious and effective over time resulting in a temperature rise of 2.1°C in 2100.
Resilience scenario, which limits temperature rises to around 2.5°C by 2100, is a sensitivity analysis that is designed to test our annual plan and investment proposals. Weaker governance, declining global trade, and lower economic growth lead to less effective climate action.
Real GDP growth only averages 1.6% between 2023 and 2050.
Neither of the Conviction or Resilience scenarios above are
consistent with the expectation of climate policies required to accelerate the global transition to meet the stretch goal of the Paris
Agreement. Despite global agreements on climate change reached in
Glasgow and Dubai, emissions today continue to rise, making the 1.5°C goal of the Paris Agreement unlikely to be achieved. As our operational emissions targets are in line with 1.5°C, so too are our decarbonisation investment decisions. In 2022, we developed a Paris-aligned scenario, referred to as the Aspirational Leadership scenario. The Aspirational
Leadership scenario reflects a world of high growth, significant social change and accelerated climate action. The Aspirational Leadership scenario is a commodity sales price and carbon cost sensitivity, with all other inputs remaining equal to our central case. It is built by design to reach net zero emissions globally by 2050 and helps us better understand the pathways to meet the Paris Agreement goal, and what this could mean for our business. We do not use the
Aspirational Leadership scenario in our broader strategic or investment decision-making.
Importantly, none of the above scenarios are considered a definitive representation for our assessment of the future impact of climate change on the Group. To assess transition risk, we use market analysis for our short-term outlook, and our Conviction and Resilience scenarios for our medium- to long-term assessment. For physical risks, we use an intermediate and high emissions scenario. Scenario modelling has inherent limitations and, by its nature, allows a range of possible outcomes to be considered where it is impossible to predict which outcome is likely.
In addition, as our macroeconomic modelling involves a range of variables, isolating and measuring the impact of specific climate risks and opportunities is challenging. We do not publish the commodity price forecasts associated with these scenarios, as to do so would weaken our position in commercial negotiations and might give rise to concerns from other market participants.
Low-carbon transition risks and opportunities, financial
resilience of our portfolio
The low-carbon transition is at the heart of our strategy. This mitigates risks associated with stricter carbon regulations and changing consumer preferences and positions us to capitalise on the growing demand for transition materials. With higher GDP growth and a faster low-carbon transition, our economic performance is stronger in
Conviction than in Resilience. Higher carbon penalties and the potential impact on demand for mid and lower grade iron ore result in weaker economic performance in Aspirational Leadership than in
Conviction. Overall, the economic performance of our portfolio would be stronger in scenarios with higher GDP growth and proactive climate action, and is resilient under scenarios aligned with 1.5°C,
2.1°C and 2.5°C outcomes.
We carefully monitor and manage transition risks linked to our operational Scope 1 and 2 emissions and value-chain Scope 3
emissions. In particular, we expect the decarbonisation of our assets to benefit from the implementation of new technologies. The pace of technological development is uncertain, which could delay or increase the cost of our decarbonisation efforts.
Physical risk impacts
In 2022, we launched the Physical Resilience Program across the
Group, starting with the asset-level resilience assessment in the
Pilbara and Saguenay-Lac-St-Jean. We continue to make progress in a Group-wide, top-down assessment to further understand the risks and opportunities associated with physical climate change and to quantify any financial impacts, in addition to the site-specific, bottom-
up assessments, which will continue in the foreseeable future.  Asset-
level resilience assessments conducted to date as part of a broader multi-year program, as well as our ongoing review processes, including impairment assessments, have not identified any material accounting impacts to date. For example, no write-offs were
necessary in the Pilbara, where certain infrastructure assets, such as transmission lines, that have reached the end of their natural lives are being replaced with climate-resilient infrastructure.  In 2024, we continued to make progress on the climate-resilience assessment process for our tailings storage facilities, enhanced our water risk management, and operationalised analytics that provide real-time natural-hazard monitoring for 50% of our supply chain.
In addition, we do not foresee the renewal of our contractual water rights in Canada that have been classified as indefinite-lived intangible assets to be at risk from climate change (note 12). Further, closure planning considers future climate change projections at each step of the process to support safe and appropriate final landform design.
NbS and carbon credits
While prioritising emissions reductions at our operations, we are also investing in high-integrity NbS in the regions where we operate that can bring benefits to people, nature and climate. We will voluntarily retire associated carbon credits to complement the decarbonisation investment, but will limit the use of voluntary and compliance offsets towards our 2030 climate target to up to 10% of our 2018 baseline emissions. We source carbon credits in three ways: we develop new projects, invest in and scale up existing projects, and source high-
quality carbon credits through spot carbon credit purchases and long-
term offtake agreements. This will complement our abatement project portfolio and support our compliance with carbon pricing regulation such as the Safeguard Mechanism in Australia. In 2024, we finalised offtake agreements for high-quality human-induced regeneration
(HIR), as well as with savanna fire management project developers, and progressed feasibility studies on other projects.
In 2024, we purchased US$50 million (2023: US$61 million) of carbon credits. They have been acquired for our own use and are accounted for as intangible assets (note 12).
Accounting impacts from executing our strategy
Global decarbonisation and the world’s energy transition continue to evolve, with the potential to materially impact our future financial results as our significant accounting judgements and key estimates are updated to reflect prevailing circumstances. In response, carrying values of assets and liabilities could be materially affected in future periods. Our current strategy and approach to decarbonise our operations and achieve our Scope 1 and 2 emissions targets are considered in our significant judgements and key estimates reflected in these financial results.
Progressing our strategy to grow in materials needed for the low-carbon transition
As part of our strategy to grow in materials essential for the energy transition, we approved “notice to proceed” for the Simandou high-
grade iron ore project in Guinea and the Rincon lithium project in
Argentina (note 12). We have also continued to invest in our copper portfolio. These projects follow our existing accounting policies on undeveloped properties and cost capitalisation. In 2024 we also announced a definitive agreement to acquire Arcadium Lithium plc
(note 5).
In 2023, we entered into an agreement with Giampaolo Group to form the Matalco joint venture, equity accounted, to meet a growing demand for recycled aluminium  solutions, and invested in a copper project known as Nuevo Cobre, accounted for as an investment in a partially owned subsidiary (note 5).
Decarbonising our portfolio
As part of our decarbonisation programs, we invested US$283 million
(2023: US$191 million) comprising capital projects, investments and carbon credits referred to above, capitalised on balance sheet. Our operating expenditure on Scope 1, 2 and 3 energy efficient initiatives and research and development (R&D) costs, inclusive of our equity share of R&D related to ELYSISTM, was US$306 million (2023:
US$234 million), recognised in the income statement (note 7). Our capital commitments at the end of 2024 relating to decarbonisation totalled US$114 million (2023: US$123 million) and included the
Amrun renewable PPA classifed as a lease not yet commenced (note
37).
We invested US$89 million (2023: US$36 million) in entities
specialising in decarbonisation and related technology, accounted for as financial assets, such as the Silva Carbon Origination Fund, a developer of high integrity Australian Carbon Credit Units (ACCUs) and
I-Pulse, a developer of decarbonisation applications. In 2023, this included an investment in Australian Integrated Carbon (AIC), a leading developer of high-quality carbon credits, which is an equity accounted unit.
Given the significant investments we are making to abate our carbon emissions, we have considered the potential for asset obsolescence, with a particular focus on our Pilbara operations where we are building our own renewable assets and are prioritising investment in renewables to switch away from natural gas power generation. No material changes to useful economic lives have been identified in the current year as the assets are expected to be required for the transition (note 13). As the renewable projects progress, it is possible that such adjustments may be identified in the future.
Large-scale renewable power purchase agreements (PPAs) require judgement to determine the appropriate accounting treatment and may result in a lease, a derivative or an executory contract depending on contractual terms (refer to note 21 for further information on significant judgements in lease assessment). The renewable solar and wind PPAs at Richards Bay Minerals (RBM) are accounted for on an accrual basis as energy is produced, while the renewable offtake arrangements at QIT Madagascar Minerals (QMM) and Amrun are
leases.
As part of the program to develop renewable energy solutions for our
Queensland aluminium assets, we entered into 2 long-term
renewable 2.2GW PPAs: the Upper Calliope solar farm and the
Bungaban wind farm, at the end of 2023 and in 2024 respectively, to buy renewable electricity and associated green products to be generated in the future. In 2024, our New Zealand Aluminium
Smelters signed long-term PPAs with electricity generators for a total of 572MW of hydro electricity. We also signed the Monte Cristo Wind
PPA in the US, which will account for about 20% of Kennecott Scope
2 emissions abatement. These contracts are recorded as level 3 financial derivatives, with net unrealised losses of US$111 million recognised in the current year (2023: US$nil) (note 24 (iv)). These derivatives require complex measurement over the contract’s term, with inputs such as unobservable long-term energy prices being key sources of estimation of uncertainty (note e).
No adjustments to useful lives of the existing fleet have been identified to date as a result of planned mining fleet electrification in the Pilbara.
The solutions are still in development or pilot stages and the gradual fleet replacement is intended to be part of the normal lifecycle renewal of trucks. Depending on technological development, which is highly uncertain, this could lead to accelerated depreciation in the future.
Similarly, our target to have net zero vessels in our portfolio by 2030 has not given rise to accounting adjustments to date, as the replacement is planned as part of the lifecycle renewal. The expenditure on our own carbon abatement projects and technology advancements follows existing accounting policies on cost capitalisation, research and development costs.
Impairment - sensitivities to climate change
In our impairment review process we consider the risks associated with climate change.
The Gladstone alumina refineries are responsible for more than half of our Scope 1 carbon dioxide emissions in Australia and therefore have been a key focus as we evaluate options to decarbonise our assets. In 2023, we recorded an impairment of Queensland Alumina
Limited (QAL) refinery with the recoverable amount largely dependent upon the double digestion project, which was at the pre-feasibility study stage of project evaluation. This major capital project improves the energy efficiency of the alumina production process and
significantly reduces carbon emissions. In 2024, continued studies for this project have indicated an increased capital cost compared with our previous assumption and therefore we recognised further
impairment and provided a sensitivity to the cost of carbon credits
(note 4). Following the impairment in 2022, we continue to evaluate lower emission power solutions for the Boyne smelter that could extend its life to at least 2040. In such circumstances, the net present value of the forecast future cash flows could support the reversal of past impairments.
As noted above, we anticipate increased demand for copper in the low-carbon transition. Whilst we have tested Rio Tinto Kennecott cash-generating unit for impairment utilising our Conviction price assumptions, that are not aligned with the goals of the Paris
Agreement, we have also provided a sensitivity using our Paris-
aligned Aspirational Leadership scenario (note 4).
Under the Aspirational Leadership scenario, which is not used in the preparation of these financial statements, nor for budgeting purposes, the economic performance of copper and aluminium is expected to be stronger under supply and demand forward-pricing curves, which we believe will be consistent with the Paris Agreement. It is possible therefore, under certain conditions, that historical impairments associated with these assets could reverse.
In the Aspirational Leadership scenario, the prices for lower-grade iron ore are supported in the medium term by an assumed underlying increase in GDP-driven demand. However, in the longer term, we assume the pricing for lower-grade iron ore to be weaker than in our
Conviction scenario and will depend on the development of low-
carbon steel technology, the pace of which is uncertain, but is expected to be offset by higher prices for higher-grade iron ore. As was the case in the prior year, this is very unlikely to give rise to impairment triggers in the short- to medium-term, due to the high returns on capital employed in the Pilbara and the slow deployment of low-carbon steel technology.
Use of Paris-aligned accounting
Forecast commodity prices, including carbon prices, incorporated into our Conviction scenario are used to inform critical accounting estimates included as inputs to impairment testing, estimation of remaining economic life for units of production depreciation and discounting closure and rehabilitation provisions. These prices represent our best estimate of actual market outcomes based on the range of future economic conditions regarding matters largely outside our control, as required by IFRS. As the Conviction scenario does not represent the Group’s view of the goals of the Paris Agreement, our commodity price assumptions used in accounting estimates are not consistent with the expectation of climate policies required to accelerate the global transition to meet the goals of the Paris
Agreement. As described above, we use our Aspirational Leadership scenario to help us better understand the pathways to meet the Paris
Agreement goal, and what this could mean for our business.
Closure dates and cost of closure are also sensitive to climate assumptions, including precipitation rates, but no material changes have been identified in the year specific to climate change that would require a material revision to the provisions in 2024. For those commodities with higher forward price curves under the Aspirational
Leadership scenario, it may be economical to mine lower mineral grades, which could result in the conversion of additional Mineral
Resources to Ore Reserves and therefore longer dated closure.
We completed the divestments of our coal businesses in 2018 and no longer mine coal, but retained a contingent royalty income from these divestments. Recent favourable coal prices exceeded contractual benchmark levels and resulted in the cash royalty receipt of
US$45 million during 2024 (2023: US$38 million). We also carry royalty receivables of US$252 million on our balance sheet at
31 December 2024 (2023: US$214 million), measured at fair value
(note 24). The fair value of this balance may be adversely impacted in the future by a faster pace of transition to a low-carbon economy, but this impact is not expected to be material.
Overall, based on the Aspirational Leadership scenario pricing outcomes, and with all other assumptions remaining consistent with those applied to our 2024 financial statements, we do not currently envisage a material adverse impact of the 1.5°C Paris-aligned sensitivity on asset carrying values, remaining useful life, or closure and rehabilitation provisions for the Group. It is possible that other factors may arise in the future, which are not known today, that may impact this assessment.
Additional commentary on the impact of climate change on our business is included in the following notes:
Our financial statements have been prepared on the basis of accounting policies consistent with those applied in the financial statements for the year ended 31 December 2023, except for the accounting requirements set out below, effective as at 1 January 2024.
Classification of liabilities as current or non-current liabilities with covenants (Amendments to IAS 1 “Presentation of Financial
Statements”)
We adopted the Amendments to IAS 1 which specify the
requirements for classifying liabilities as either current or non-current. The amendments clarify that a right to defer the settlement must exist at the end of the reporting period and that classification is unaffected by the likelihood that an entity will exercise its deferral right. In addition, a requirement has been introduced whereby an entity must disclose when a liability arising from a loan agreement is classified as non-current and the entity’s right to defer settlement is contingent on compliance with future covenants within
12 months. The amendments do not have a material impact on the
Group.
Refer to note 20 for additional disclosures made in relation to
Amendments to IAS 1.
Lease liability in a sale and leaseback (Amendments to IFRS 16
“Leases”)
We adopted the Amendments to IFRS 16 which specify the
requirements that a seller-lessee uses in measuring the lease liability arising in a sale and leaseback transaction. The amendments do not have an impact on the Group.
Supplier finance arrangements (Amendments to IAS 7
“Statement of Cash Flows” and IFRS 7 “Financial Instruments:
Disclosures”)
We adopted the Amendments to IAS 7 and IFRS 7 which clarify the characteristics of supplier finance arrangements and require additional disclosure of such arrangements. The amendments
respond to the investors’ need for more information about supplier finance arrangements to be able to assess how these arrangements affect an entity’s liabilities, cash flows and liquidity risk. As a result of the adoption of the amendments, we provided new disclosures for liabilities under supplier finance arrangements as well as the associated cash flows in note 18 and note 24 (i). These amendments did not have a material impact on the amounts recognised in prior and the current period.
The Organisation for Economic Co-operation and Development’s
(OECD) Pillar Two Rules
For the year ended 31 December 2023, we adopted the amendments to IAS 12, issued in May 2023, which provide a temporary mandatory exception from the requirement to recognise and disclose information on deferred tax assets and liabilities related to enacted or substantively enacted law that implements Pillar Two income taxes.
Pillar Two was substantively enacted in the United Kingdom on 20
June 2023, with application from 1 January 2024. Exposure to additional taxation under Pillar Two is immaterial to the Group (note
10).